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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement     [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                                          (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 THE ONE GROUP
                               3435 Stelzer Road
                               Columbus, OH 43219
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             Michael V. Wible, Esq.
                              BANC ONE CORPORATION
                              100 E. Broad Street
                            Columbus, OH 43271-0158
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: ....N/A

     (2) Aggregate number of securities to which transaction applies: .......N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): .....N/A

     (4) Proposed maximum aggregate value of transaction: ...................N/A

     (5) Total fee paid: ....................................................N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ............................................N/A

     (2) Form, Schedule or Registration Statement No.: ......................N/A

     (3) Filing Party: ......................................................N/A

     (4) Date Filed: ........................................................N/A

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

                                THE ONE GROUP(R)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD AUGUST 8, 1997

     Notice is hereby given that a Special Meeting of the Shareholders ("Special Meeting") of The One Group Gulf South Growth Fund (the "Fund"), will be held at 9:30 a.m. (Eastern Time) at 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

     1. To approve an amendment in the investment objective of the Fund as set forth below:

        The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small capitalization and emerging growth companies.

     2. To approve a change in the classification of the Fund from a non-diversified, open-end management investment company to a diversified, open-end management investment company, and a revision of related fundamental investment limitations on issuer diversification.

     3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Special Meeting in person.

     Shareholders of record at the close of business on June 5, 1997 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                        By Order of the Trustees

                                        George O. Martinez
                                        Secretary

July 18, 1997

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                THE ONE GROUP(R)
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 8, 1997

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of The One Group on behalf of The One Group Gulf South Growth Fund (the "Fund"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to The One Group. The proxy also can be revoked by attending and voting in person at the Special Meeting of Shareholders of the Fund on August 8, 1997 at 9:30 a.m. (Eastern Time) at 3435 Stelzer Road, Columbus, Ohio 43219 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). Proxy solicitations will be made primarily by mail, but also may be made by telephone, telegraph, or personal interview conducted by certain officers or employees of The One Group or The One Group Services Company, the Fund's administrator and distributor. A paid proxy solicitor also may be used. The cost of all proxy materials has been or will be borne by The One Group. Proxies may be given and transmitted by facsimile or phone. In the event that the Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of such proposal(s).

     Only Shareholders of record of the Fund at the close of business on June 5, 1997 will be entitled to vote at the Special Meeting. On June 5, 1997, the Fund had 9,270,344 shares outstanding. Each share of the Fund is entitled to one vote on each matter to be acted upon at the Special Meeting. Each fractional share is entitled to a proportionate fractional vote.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting. This would have the effect of treating abstentions and broker non-votes as if they were votes against the proposal.

     The One Group's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219. Banc One Investment Advisors Corporation ("Banc One Advisors") serves as investment adviser and sub-administrator to the Fund.

     This proxy statement and the enclosed Notice of Special Meeting and form of Proxy are first being mailed to Shareholders of record on or about July 18, 1997.

     A COPY OF THE ONE GROUP'S ANNUAL REPORT DATED JUNE 30, 1996, AND SEMI-ANNUAL REPORT DATED DECEMBER 31, 1996, ARE AVAILABLE UPON REQUEST FROM THE ONE GROUP SERVICES COMPANY AT THE ABOVE ADDRESS AND ALSO MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-480-4111.

                                  INTRODUCTION

     This Special Meeting is being called for the following purposes:

     (1) to approve an amendment in the investment objective of the Fund as set forth below:

         The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small capitalization and emerging growth companies.

     (2) to approve a change in the classification of the Fund from a non-diversified, open-end management investment company to a diversified, open-end management investment company, and a revision of related fundamental investment limitations on issuer diversification.

     (3) to transact any such other business as may properly come before the Special Meeting or any adjournment thereof.

     Approval of Proposals (1), (2) and (3) require the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

                         PROPOSAL (1) -- APPROVAL OF AN
                          AMENDMENT IN THE INVESTMENT
                             OBJECTIVE OF THE FUND

     On May 22,1997, the Trustees of The One Group, including a majority of the Trustees who are not interested persons of The One Group or Banc One Advisors, as defined in the 1940 Act, unanimously approved an amendment in the investment objective of the Fund. The Trustees also approved a change in the name of the Fund from The One Group(R) Gulf South Growth Fund to The One Group(R) Small Capitalization Fund.

     Currently, the Fund seeks long-term capital growth by investing in a portfolio of equity securities of small capitalization, emerging growth and medium capitalization companies which are either headquartered in, or whose primary market is, the southeastern region of the United States (i.e., Virginia, North Carolina, South Carolina, Florida, Georgia, Tennessee, Alabama, Louisiana, Mississippi, Arkansas, Kentucky and Texas). The proposed change in the investment objective of the Fund would do two things: (1) focus the Fund's investments to a greater extent on the equity securities of small capitalization and emerging growth companies, and (2) diversify the Fund by permitting investments in companies headquartered or doing business outside of the southeastern region of the United States.

     Over the long-term, small capitalization and emerging growth stocks have generated larger returns than medium and large capitalization stocks. While past performance is no guarantee of future results, a greater focus on small capitalization and emerging growth stocks would allow the Fund and its Shareholders to take advantage of these potentially higher returns. With the proposed change in the Fund's investment objective, at least 65% of the Fund's total assets will be invested in a portfolio of companies with market capitalization equivalent to the mean market capitalization of the Standard & Poor's Small Cap 600 Index.* However, as you know from reading your prospectus, investments in smaller, younger companies may be riskier than investments in larger, more established companies. Because economic events may have a greater impact on smaller companies, there may be a greater fluctuation in their stock price. While the Fund will focus on small capitalization and emerging growth stocks, the Fund may continue to invest a portion of its assets in the stocks of medium capitalization companies if they present attractive opportunities.

     Most small capitalization and emerging growth companies, particularly in the technology sector, are located in California and other areas outside of the southeastern region of the United States. By removing the

---------------

* "Standard & Poor's Small Cap 600 Index" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

geographical restrictions, the Fund will be able to take advantage of attractive investment opportunities that it would otherwise have to forego. Finally, diversification of the Fund outside of the southeastern region of the United States should help to reduce share price volatility. The proposed change in the Fund's investment objective will not change the type of securities in which the Fund will invest, only the nature of the issuer. For these reasons, the Trustees recommend that Shareholders approve the amendment in the Fund's investment objective.

     If the proposed change in the investment objective of the Fund is approved by Shareholders, it will become effective on or about November 1, 1997. In the event that the holders of a majority of the outstanding Shares of the Fund vote against the proposal, the present investment objective will continue in effect and the Trustees will determine what further actions, if any, are to be taken in the best interests of the Shareholders.

     Set forth below is the investment objective of the Fund, as proposed to be amended:

     The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small capitalization and emerging growth companies.

     THE TRUSTEES OF THE ONE GROUP UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT OF THE INVESTMENT OBJECTIVE OF THE ONE GROUP(R) GULF SOUTH GROWTH FUND.

                          PROPOSAL (2) -- APPROVAL OF
                         CHANGE IN THE DIVERSIFICATION
                                  OF THE FUND

     The Fund is currently classified as a non-diversified investment company. This means that the Fund may invest up to 25% of its total assets in the securities of a single issuer and own up to 10% of the voting stock of such issuer. These limitations apply to half of the Funds total assets. With respect to the remaining half, the Fund may invest no more than 5% of its total assets in the securities of a single issuer. These limitations, which are fundamental investment limitations, permit the Fund to concentrate its investments in the securities of a few issuers. With the proposed change in diversification, the Fund would adopt a revised fundamental investment limitation that would require it to invest in a larger number of companies. This is because a diversified investment company may invest only 5% of its total assets in the securities of a single issuer. This restriction applies to 75% of a diversified fund's assets. Like a non-diversified fund, a diversified fund may not own more than 10% of the voting stock of a single issuer with respect to a portion of its portfolio. The proposed change would increase the proportion subject to this restriction from 50% to 75%. Requiring the Fund to hold the securities of a greater number of issuers will preclude the Fund from being dependent on the success of one or a few companies.

     At meetings held on May 22, 1997, and June 26, 1997, the Trustees of The One Group, including a majority of the Trustees who are not interested persons of The One Group or Banc One Advisors, as defined in the 1940 Act, unanimously approved a change in the classification of the Fund from a non-diversified to a diversified management investment company, and a revision of related fundamental investment limitations on issuer diversification.

     THE TRUSTEES OF THE ONE GROUP UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE CHANGE IN THE DIVERSIFICATION OF THE FUND.

                          OTHER MATTERS AND DISCRETION
                         OF PERSONS NAMED IN THE PROXY

     While the special Meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement, the only business which the management intends to present or knows that others will present is the business stated in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, the enclosed Proxy shall be voted in accordance with the best judgement of the persons named as proxies, or their substitutes, present at the Special Meeting.

     If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received and it is otherwise appropriate.

                      INFORMATION ABOUT BANC ONE ADVISORS

     Banc One Advisors, an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, is located at 1111 Polaris Parkway, Columbus, Ohio 43271-0211. As of March 31, 1997, Banc One Advisors, together with its advisory affiliates, acted as investment adviser for approximately $42 billion in assets, of which over $18 billion is in The One Group.

                INFORMATION ABOUT THE ONE GROUP SERVICES COMPANY

     The One Group Services Company, a wholly-owned subsidiary of BISYS Group, Inc., serves as the Fund's distributor under a distribution agreement with The One Group. Under the distribution agreement, shares of the Fund are sold on a continuous basis. The One Group Services Company and The One Group are also parties to a management and administration agreement relating to the Fund. Under the terms of the management and administration agreement, The One Group Services Company is responsible for providing The One Group with administrative services (other than investment advisory services), including regulatory reporting and all necessary office space, equipment, personnel and facilities. The One Group Services Company is located at 3435 Stelzer Road, Columbus, Ohio 43219.

                             ADDITIONAL INFORMATION

TRUSTEES OF THE FUNDS

     None of the trustees or officers of the Fund hold positions with Banc One Advisors, or have an interest in Banc One Advisors or in a person controlling, controlled by or under common control with Banc One Advisors.

BENEFICIAL OWNERS

     As a group, the Officers and Trustees of the Fund own less than 1% of the outstanding shares of the Fund.

     The following list indicates the percentage ownership of the Shareholders who, to the best knowledge of the Fund, are the beneficial owners of more than 5% of the outstanding shares of the Fund:

                TYPE OF               NAME &              PERCENTAGE
  CLASS        OWNERSHIP             ADDRESS             OF OWNERSHIP
----------    -----------    ------------------------    ------------
Fiduciary     Record         Strafe & Co.                    89.48%
                             Attn: Mutual Funds 0393
                             100 E. Broad Street
                             Columbus, OH 43215-3607
Fiduciary     Beneficial     Premier Bancorp                  6.81%
                             Retirement Plan
                             Strafe & Co.
                             100 E. Broad Street
                             Columbus, OH 43215-3607

     The One Group believes that as of June 5, 1997, BANC ONE CORPORATION (100 East Broad Street, Columbus, OH 43271), through its affiliates, owned of record substantially all the Fiduciary Class shares of the Fund. The One Group believes that as of the same date, BANC ONE CORPORATION, through its affiliates, possessed on behalf of its underlying accounts, voting or investment power with respect to 95.14% of the Fiduciary Class shares of the Fund. As a consequence, BANC ONE CORPORATION may be deemed to be a controlling person of the Fiduciary Class shares of the Fund under the Investment Company Act of 1940.

Dated: July 18, 1997

     IF YOU DO NOT EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. FOR YOUR CONVENIENCE, NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                        THE ONE GROUP(R) GULF SOUTH GROWTH FUND

                            PROXY FOR A SPECIAL MEETING OF

                             SHAREHOLDERS, AUGUST 8, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE ONE GROUP.

           The undersigned hereby appoints Mark S. Redman and George O. Martinez each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of The One Group Gulf South Growth Fund (the "Fund") on August 8, 1997 at 9:30 a.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon the following matter if personally present.

       1. Approval of an Amendment in the Investment Objective of the Fund as set forth below:

       The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small capitalization and emerging growth companies.

          FOR                           AGAINST                         ABSTAIN
          [ ]                             [ ]                             [ ]

       2. Approval of a change in the classification of the Fund from a non-diversified, open-end management investment company to a diversified, open-end management investment company, and a revision of fundamental investment limitations on issuer diversification.

          FOR                           AGAINST                         ABSTAIN
          [ ]                             [ ]                             [ ]

       3. To transact any other business as properly comes before the Meeting or any adjournment thereof.

          FOR                           AGAINST                         ABSTAIN
          [ ]                             [ ]                             [ ]

           (Continued, and to be dated and signed, on the other side)



                        (Continued from the other side)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL (1). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

 PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                    ENVELOPE

                                            --------------------------------
                                            SIGNATURE OF SHAREHOLDER(S)

                                            --------------------------------
                                            SIGNATURE OF SHAREHOLDER(S)

                                            DATED:                   , 1997
                                                   -----------------

                                            NOTE: Please sign exactly as the
                                            name appears on this card. EACH
                                            joint owner must sign the proxy.
                                            When signing as executor,
                                            administrator, attorney, trustee or
                                            guardian, or as custodian for a
                                            minor, please give the FULL title of
                                            such. If a corporation, please give
                                            the FULL corporate name and indicate
                                            the signer's office. If a partner,
                                            please sign in the partnership name.